LOSSES PER SHARE	12 Months Ended
Sep. 30, 2019
Earnings Per Share [Abstract]
LOSSES PER SHARE
9.	LOSSES PER SHARE
The following table sets forth the computation of basic and diluted earnings per share for the years indicated:

	For the years ended September 30,
	2017	2018	2019
Numerator:
Net loss attributable to Q&K International Group Limited	(245,475)	(499,859)	(498,242)
Deemed dividend	(58,763)	(135,545)	(307,389)

Net loss attributable to ordinary shareholders—basic and diluted	(304,238)	(635,404)	(805,631)
Denominator:
Weighted average ordinary shares outstanding—basic and diluted	354,861,449	409,403,915	430,450,490
Net loss per share—basic and diluted	(0.86)	(1.55)	(1.87)
For the years ended September 30,
 2017,
2018 and 2019,
respectively,
 assumed conversion of 535,549,510, 639,049,510, and 912,410,360 Preferred Shares, or 70,000,000, 70,000,000 and 68,220,000 share options have not been reflected in the calculation of diluted net loss per share as their inclusion would have been anti-dilutive.